UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2016

RESTORATION HARDWARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Suite K, Corte Madera, California 94925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Hilary Krane to the Board of Directors

The board of directors (the “Board”) of Restoration Hardware Holdings, Inc. (the “Company”) has appointed Hilary Krane effective June 20, 2016 to fill the vacancy on the Board and audit committee of the Board created by the departure of Thomas Mottola.  Ms. Krane will serve as a Class II director with a term expiring at the Company’s 2017 annual meeting of stockholders.

Ms. Krane currently serves as the Executive Vice President, Chief Administrative Officer and General Counsel of NIKE, Inc., a position she has held since 2013. From 2011 to 2013, she served as the Vice President, General Counsel and Corporate Affairs of NIKE, Inc. From April 2010 until her responsibilities expanded in 2011, she served as Vice President and General Counsel of NIKE, Inc. Prior to joining NIKE, Inc., Ms. Krane was General Counsel and Senior Vice President for Corporate Affairs at Levi Strauss & Co. from 2006 to 2010.

Ms. Krane will be eligible to receive the standard compensation paid to non-employee directors as described in the Company’s Proxy Statement filed on Schedule 14A on May 13, 2016. She is also expected to enter into the Company’s standard indemnification agreement.

A copy of the Company’s press release announcing the appointment of Ms. Krane is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Departure of Thomas Mottola from the Board of Directors

As previously reported by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2016, Thomas Mottola notified the Company of his intent to resign as a member of the Board and the other committees of the Board on which he served in order to pursue other professional ventures that demand substantial commitments of his time. Mr. Mottola’s resignation became effective on June 20, 2016.  Mr. Mottola’s decision to resign from the Board is not related to any disagreement on any matter relating to the Company’s operations, policies or practices.

Item 8.01. Other Information

Appointment of Mark Demilio as Chair of the Nominating and Corporate Governance Committee

The Board has also appointed Mark Demilio as a member and Chair of the Company’s Nominating and Corporate Governance Committee in order to fill the vacancy on the committee resulting from the departure of Thomas Mottola.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE HOLDINGS, INC.

Dated: June 21, 2016	By:	/s/ Karen Boone
Karen Boone
Co- President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 21, 2016.